UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2011

Simulations Plus, Inc.
(Exact name of registrant as specified in its charter)

California	001-32046	95-4595609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

42505 10th Street West, Lancaster, California 93534-7059
(Address of principal executive offices, zip code)

661-723-7723
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On November 15, 2011, Simulations Plus, Inc., a California corporation (the "Company"), entered into a Stock Purchase Agreement (the “Agreement”) with the Prentke Romich Company of Wooster, Ohio (“PRC”), to sell PRC all of the stock of the Company’s wholly owned subsidiary, Words+, Inc. (“Words+”), for approximately $2.1 million, subject to adjustment up or down, dollar for dollar, that the net working capital of Words+, Inc. is greater than $790.191.01 or less than $690,191, respectively, as of the day before the closing of the transaction.  As part of the transaction, the Company has also agreed not to compete with the business of Words+ for three years after the closing of the transaction, to negotiate in good faith a lease of space to Words+, and to indemnify PRC for certain matters, such as the breach of any of the Company’s representations and warranties in the Agreement.

The closing of the transaction is planned for November 30, 2011 , if all of the conditions to closing are fulfilled by such date.

The description of the Agreement above is only a summary and is qualified in its entirety by the full text of that document which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference.

Item 7.01  Regulation FD Disclosure.

On November 15, 2011, the Company issued a press release about the Agreement.  The information set forth above in Item 1.01 regarding the Agreements is hereby incorporated into this Item 7.01 by reference.  A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01 is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and such information is not incorporated by reference into any registration statements or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of the general incorporation language contained in such filing, except as shall be expressly set forth by specific reference to this filing.  All exhibits to this Current Report on Form 8-K relating to Item 7.01, including Exhibit 99.1, are deemed furnished, and not filed, unless specified under Item 9.01 that a specific exhibit or exhibits, or portion thereof, are intended to be filed rather than furnished.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may contain forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Exchange Act. The forward-looking statements in this Current Report on Form 8-K are not historical facts, do not constitute guarantees of future performance and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate.  Any forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially, including risks more fully described in our most recently filed Quarterly Report on Form 10-Q and Annual Report on Form 10-K. The Company assumes no obligation to update any forward-looking information contained in this Current Report or with respect to the announcements described herein.

Item 9.01  Financial Statements and Exhibits

(d)    Exhibits.

10.1	Stock Purchase Agreement dated November 15, 2011, by and between Simulations Plus, Inc., Words+, Inc., and Prentke Romich Company.

99.1	Press Release dated November 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMULATIONS PLUS, INC. (Registrant)

Date: November 15, 2011	By:	/s/ Momoko Beran
Momoko Beran
Chief Financial Officer